The Promissory Notes (the "Securities") of MUSCLEPHARM CORPORATION being offered have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being offered and sold only to accredited investors in reliance upon exemptions from the registration requirements of the Act. The Securities cannot be sold, transferred, assigned, or otherwise disposed of except in compliance with applicable federal and state securities laws.

MUSCLEPHARM CORPORATION

(The "Company")

SUBSCRIPTION AGREEMENT

To be fully completed by Subscriber

The Company is offering up to a maximum of $1,000,000 of Promissory Notes (the “Notes”) to accredited investors only. The Notes will be amortized over eighteen months, bear interest at 15% and be accompanied with a warrant with 100% coverage to the total amount of the Note.

The warrant which goes with the Notes will be exercisable at a price equal to $.015 for a two year period commencing six months after the issuance of the warrant (the “Warrant”). See the actual copy of the Promissory Note for all of the terms of the Note and see the actual copy of the Warrant for all of the terms of the Warrant.

This offering will continue until March 31, 2012 unless extended by the Company. The Company will close on each investment as cleared funds are received by the Company. No commissions will be paid relating to the sale of the Notes.

If and when accepted by the Company, this Subscription Agreement, when executed below, shall constitute an offer to purchase the Notes (in the amount set forth). Each part of this Subscription Agreement must be completed by the Investor and by his execution below he acknowledges that he understands that the Company is relying upon the accuracy and completeness hereof in complying with its obligations under applicable securities laws. The purpose of this Subscription Agreement is to assure the Company that each prospective Investor meets the suitability standards required for purchasers.

Please read and complete each response:

(1)         I have such knowledge and experience in business and financial matters that I am capable of evaluating the Company and the proposed activities thereof, and the risks and merits of this prospective investment.

☐ YES      ☐ NO

(2)(a)     I meet the requirements of at least one of the suitability standards for an “accredited investor” as set forth on the Accredited Investor Questionnaire in the form of Exhibit A attached hereto.

☐ YES      ☐ NO

(3)         The undersigned has read and analyzed, is familiar with and has copies of this Subscription Agreement and the following documents:

1. A form of the Promissory Note;

2. A form of the Warrant.

The undersigned confirms that all documents requested by the undersigned have been made available, and that the undersigned has been supplied with all of the additional information concerning this investment that has been requested. The undersigned is also aware that he can review the Company’s periodic reports which have been filed with the Securities and Exchange Commission by going to the web site www.sec.gov. In making a decision to purchase the Notes, the undersigned has relied exclusively upon information available on the SEC’s website or on information provided by the Company in writing or found in the books, records or documents of the Company.

(4)         I understand that the Securities have not been registered under the Securities Act of 1933, as amended, in reliance upon the exemption from the registration requirements under the Act pursuant to Section 4(2) of the Act; and, therefore, that I must bear the economic risk of the investment for an indefinite period of time since the securities cannot be sold, transferred or assigned to any person or entity without compliance with the provisions of that Act.

(5)         I represent that I have adequate means of providing for my current needs and personal contingencies and have no need for liquidity in this investment.

(6)         I represent that:

(a)          I understand that I cannot sell the securities being purchased hereunder unless they are registered under the Act; or an exemption from such registration is available.

(b)          I understand that I must bear the economic risk of the investment for an indefinite period of time because the securities being purchased hereunder have not been registered under the Act and, therefore, cannot be sold unless they are subsequently registered under the Act, or an exemption from such registration is available, and the current holding period requirement under Rule 144 is one year.

(c)          I understand that the securities are speculative in nature and involve a substantial degree of risk.

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(d)          I will not sell the securities being purchased hereunder without registration under the Act or an exemption there from.

(e)          I agree that all Certificates representing Securities of the Company will contain or be endorsed with the following, or a substantially equivalent, legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES ACT OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED FOR VALUE, PLEDGED, HYPOTHECATED, OR OTHERWISE ENCUMBERED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF ANY STATE OR IN THE ABSENCE OF AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS."

(7)         I represent that I am the sole party in interest as to my participation in and commitment to the Company and am acquiring the securities solely for investment for my own account and have no present agreement, understanding, arrangement, or intent to subdivide, sell, assign, transfer or otherwise dispose of all or any part of the securities to any other person.

(8)          I am over 21 years of age (if Investor is an association, then each of its members is over such age).

(9)          If the Investor is a partnership, joint venture, corporation, or trust, and is not an accredited investor, subscriber warrants and represents that it was not organized or reorganized for the specific purpose of acquiring securities and will provide documentation supporting this representation if so requested by the Company.

(10)        I recognize that the sale of the securities to me will be based upon my representations and warranties set forth hereinabove and the statements made by me herein and I hereby agree to indemnify MUSCLEPHARM CORPORATION and its officers and directors, and to hold them harmless from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees, to which they may be put or which they may incur by reason of, or in connection with, any misrepresentation made by me in this Subscription Agreement, any breach by the undersigned of his warranties and/or failure by me to fulfill any of my covenants or agreements set forth herein or arising out of the sale or distribution of any securities by me in violation of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the undersigned has completed this Subscription Agreement to evidence his subscription to MUSCLEPHARM CORPORATION on this ____ day of __________ 2012.

Amount of Promissory Note $________________________

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Funds should be wired into MUSCLEPHARM CORPORATION account according to the following instructions:

Name of Bank:
ABA Routing #:
Account #:

Name (Please Print)	(Signature)

Address (includes Zip Code):	Telephone Numbers (include country codes):

Business: (___) _____________

Residence: (___) ____________

Mailing Address (if different):

Date of Birth: __________________

Citizenship: ___________________

ACCEPTED for _________________ Note
this ____ day of ___________ 2012.

MUSCLEPHARM CORPORATION

By
John Bluher, COO

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